SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2007

ROCKELLE CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-124770	98-0407800
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

162 Miller Place Road
Miller Place, New York 11764
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(631) 244-9841
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2007, the Company entered into a Joint Venture Purchase Agreement with Frosted Mug Holdings, LLC (“Frosted”) to form a joint venture under the name FrostedRock, Inc. to engage together in the business of Stewarts Root Beer Drive in Restaurants ("Agreement"). In accordance with the Agreement, the Company shall hold a 51% partners interest in the joint venture, and Frosted shall hold a 49% partners interest. The general conduct of the business shall be controlled by an Operating Committee to be comprised of Gerald Stephen, the Company’s President, and John R. Frieri. The Company, as the Manager, shall be responsible for the day to day management of the operations of the joint venture, subject to the supervision of the JV Operating Committee. All income and property of Frosted will be contributed to the joint venture. In exchange, the Company shall be required to make the following payments to Frosted:

1.	$100,000 upon execution of the Agreement;
2.	$50,000 within 120 days from the date of the Agreement;
3.	$100,000 within 180 days from the date of the Agreement;
4.	$4,000,000 within one year from the date of the Agreement;
5.	Assumption or other disposition of the $2,700,000 note issued to Stewarts Restaurants, Inc. by Frosted within one year from the date of the Agreement; and
6.	$2,000,000 within two years from the date of the Agreement.

Upon completion of the $4,000,000 payment, Frosted shall transfer to the Company 66% of its total ownership interests in the joint venture and turn over complete control of the JV Operating Committee to the Company. Upon satisfaction of the $2,000,000 payment, Frosted shall completely relinquish the balance of its ownership interest in the joint venture.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Joint Venture Purchase Agreement between Frosted Mug Holdings, LLC and Rockelle Corp. dated January 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKELLE CORP.

By:	/s/	Gerard Stephan
Gerard Stephan
CEO

Dated: February 5, 2007